UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2007

Applied Micro Circuits Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-23193	94-2586591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(408) 542-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 19, 2007, the Compensation Committee of our Board of Directors adopted an Executive Severance Benefit Plan covering all of our executive officers and vice presidents. The plan supersedes all existing severance benefits provisions contained in any employment agreements with the participants except that the existing arrangements with Kambiz Y. Hooshmand and Robert G. Gargus as they relate to covered terminations not involving a change in control will remain in effect until September 18, 2008. Under the plan, the following executive officers will be eligible to receive the benefits described below:

Benefits payable for a covered termination not involving a change in control[1]

Executive Officer	Cash Payment[2]		Extended Health Plan Benefits[3]	Vesting Acceleration[4]	Extended Exercise Period[5]
	Salary	Bonus
Kambiz Y. Hooshmand President and Chief Executive Officer	18 months	Prorated portion of annual bonus target	18 months	24 months	24 months

Robert G. Gargus Senior Vice President and Chief Financial Officer	12 months	Not applicable	12 months	12 months	15 months

Onchuen Daryn Lau Senior Vice President, General Manager, Integrated Communications Products	2 months/ completed service year (maximum 6 months)	Not applicable	2 months/ completed service year (maximum 6 months)	Not applicable	Not applicable

Barbara Murphy Vice President, General Manager, Storage	2 months/ completed service year (maximum 6 months)	Not applicable	2 months/ completed service year (maximum 6 months)	Not applicable	Not applicable

Robert H. Bagheri Senior Vice President, Operations and Quality	2 months/ completed service year (maximum 6 months)	Not applicable	2 months/ completed service year (maximum 6 months)	Not applicable	Not applicable

Benefits payable for a covered termination involving a change in control[1]

Executive Officer	Cash Payment[2]		Extended Health Plan Benefits[3]	Vesting Acceleration[4]	Extended Exercise Period[5]
	Salary	Bonus
Kambiz Y. Hooshmand President and Chief Executive Officer	24 months	Annual bonus target	24 months	100%[6]	24 months

Robert G. Gargus Senior Vice President and Chief Financial Officer	18 months	Annual bonus target	12 months	100%[6]	15 months

Onchuen Daryn Lau Senior Vice President, General Manager, Integrated Communications Products	12 months	Not applicable	6 months	12 months	12 months

Barbara Murphy Vice President, General Manager, Storage	12 months	Not applicable	6 months	12 months	12 months

Robert H. Bagheri Senior Vice President, Operations and Quality	12 months	Not applicable	6 months	12 months	12 months

1.	The plan describes the circumstances that constitute a “covered termination” and a “change in control.”
2.	The plan provides for a lump-sum cash payment that is equivalent to a specified number of months of the officer’s base salary and, in some instances, an amount calculated by reference to the officer’s annual bonus target for the fiscal year in which the covered termination occurs.
3.	The plan provides for the continuation of the participant’s health, dental and vision plan benefits for a specified number of months following a covered termination and a deferral of COBRA coverage until such time as the extended coverage has terminated.
4.	The plan provides for accelerated vesting of certain outstanding unvested stock options and restricted stock unit awards for a specified number of monthly vesting installments (or in the case of restricted stock unit award, an equivalent number of quarterly vesting installments) upon a covered termination.
5.	The plan provides for an extension of the post-termination exercise period for then outstanding stock options for a specified number of months following a covered termination.
6.	Includes performance-based vesting equity awards as well as time-based vesting equity awards.

A copy of the Executive Severance Benefit Plan is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Executive Severance Benefit Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: September 24, 2007	By:	/s/ Robert G. Gargus
Robert G. Gargus
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Executive Severance Benefit Plan